UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

NEW GLOBAL ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

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Fee paid previously with preliminary materials.

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NEW GLOBAL ENERGY, INC.

109 East 17th Street, Suite 4217

Cheyenne, WY  82001

NOTICE OF ACTION BY

WRITTEN MAJORITY OF SHAREHOLDERS

WE ARE NOT ASKING FOR YOUR PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS

We are furnishing this notice and accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $.0001 per share (“Common Stock”) of New Global Energy, Inc. (“the Company”) pursuant to Section 14 of the Securities Act of 1934, as amended (the “Exchange Act”) and Regulation 14C and Schedule 14C thereunder and Wyoming Business Corporations Act in connection with the approval of the actions described below (the “Actions”) taken by a majority of the issued and outstanding shares of Common Stock:

1.

Adopting the Amended and Restated Articles of Incorporation which:

a.

Authorized  20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

b.

Added provisions providing for the authority of the Board of Directors to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.  In addition, the Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

c.

The Amendments provided that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

2.

The issuance of shares equaling more than 20% of the outstanding shares for certain acquisitions that have been presented to the Company including but not limited to the acquisition of all of the Assets of Global Energy Technology Group, Inc. which acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company were approved  and ratified and further resolution adopted, providing that any such issuance of shares necessary to complete this transaction or these transactions is authorized and approved upon resolution of the Board of Directions without further vote of the shareholders.  The voted resolution shall be considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

3.

A further resolution was adopted providing that the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

4.

A further resolution adopting a Code of Ethics in the form filed with this filing as Exhibit 14.   The Board of Director was give authority and discretion to implement the Code of Ethics over the period ending December 31, 2015.

Shareholders of record at the close of business on January 7, 2014  (“record date”) are entitled to receive a copy of this information statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the Shareholders.  The Company anticipates that the amendments will be effected on or before the close of business on February 24, 2014.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By order of the Board of Directors

January 23, 2014

/s/ Perry Douglas West

Perry Douglas West, Chairman and

Chief Executive Officer

NEW GLOBAL ENERGY, INC.

109 East 17th Street, Suite 4217

Cheyenne, WY  82001

INFORMATION STATEMENT

ACTION BY WRITTEN MAJORITY OF SHAREHOLDERS

WE ARE NOT ASKING FOR YOUR PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $.0001 per share (“Common Stock”), of New Global Energy, Inc. in connection the actions by a majority of issued and outstanding shares of Common Stock taken at a special meeting of shareholders held after due notice on January 20, 2014 to approve actions described in this Information Statement.   In this Information Statement, all references to “the Company,”  “we,” “us” or “our” refer to New Global Energy.   We are mailing this Information Statement to our stockholders of record on January 7, 2014.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement if first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodian, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS BY A MAJORITY OF SHAREHOLDERS

The following matters were submitted to and adopted by the Shareholders at a  duly noticed Special Meeting of Shareholders held in West Palm Beach, Florida on January 20, 2014.   2,091,086 Shares of the total shares outstanding of 2,833,309 were present and all 2,091,086 Shares voted in favor all resolutions including:

1.

Amended and Restated Articles of Incorporation. Amendments included:

The authorization of 20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

Additional provisions included the authority to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.

The Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

The Amendments provided that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

2.

That certain acquisitions that have been presented to the Company including but not limited to the acquisition of all of the Assets of Global Energy Technology Group, Inc. which acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company were approved  and ratified and further resolution adopted, providing that any such issuance of shares necessary to complete this transaction or these transactions is authorized and approved upon resolution of the Board of Directions without further vote of the shareholders.  The voted resolution shall be considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

3.

A further resolution was adopted providing that the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

4.

A further resolution adopting a Code of Ethics.   The Board of Director was give authority and discretion to implement the Code of Ethics over the period ending December 31, 2015.

Dissenter’s Rights of Appraisal:

Stockholders who did not consent to the actions are not entitled to assert dissenters’ or appraisal rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of January 7, 2014 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days.   Unless otherwise indicated, the address of each shareholder is New Global Energy, Inc.,  109 East 17th Street,  Suite 4217,   Cheyenne, WY  82001,

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement.   For the purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding but is not deemed to be outstanding for purposes of computing the percentage of ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.  The beneficial ownership of each person was calculated based on 2,833,309 of our common stock outstanding as of January 7, 2014.

Name of Beneficial Owner

Number of Shares

Percentage

Perry D. West

1,000,000

35.29%

All Officers and Directors as

A group

1,000,000

35.29%

Diversified Equities, Inc.

458.987

16.1%

XL BioFuels

282,099

9.9%

INTERESTS OF CERTAIN PERSON IN OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the Actions, other than his or her role as an officer or Director of the Company.

ACTION ONE

ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION WITH THE FOLLOWING CHANGES

The Amended and Restated Articles of Incorporation of New Global Energy, Inc.  adopted by the Shareholders at a  duly noticed Special Meeting of Shareholders held in West Palm Beach, Florida on January 20, 2014.  Amendments included:

1.

The authorization of 20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

Reasons for Authorized Issue of Preferred Shares:

Prior to  January 7, 2014,  the Company did not have any shares of preferred stock authorized.   We believe that the authorization of  preferred shares gives the Company flexibility in negotiations for acquisitions or in other business transactions.   As of the date of this Information Statement we have not identified any specific acquisitions or transactions nor have we entered into any transactions pursuant to which we will issue shares of preferred stock.  In the event any preferred shares are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of such preferred shares.   Although  we are not authorizing preferred shares to construct or enable any anti-takeover defense or mechanism,  it is possible that management could use the preferred shares to resist or frustrate any third party transaction.   There is no present intent or plan to employ the preferred shares as an anti-takeover device.

2.

Additional provisions included the authority to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.  The Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

The Reason for these provisions:  These specific provisions clarify powers of the Board of Directors  which either exist or are not clearly set out in the Wyoming Business Corporations Act and allow the Board to function in a more efficient manner with regard to the Company.    There are currently no specific actions presently planned by the Board of Directors which would fall within the terms of this amendment and thus there is no immediate effect on existing shareholders.

3.

The Amendments provide that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

The Reason for the decrease of quorum requirement for Shareholders to transact business:   The Wyoming Business Corporations Act provide for the reduction of the quorum number of shareholders to this one-third amount.    As the Company increases in size and number of shareholders,  the ability to achieve a quorum of 50% of the shareholders at special or annual shareholders meeting becomes more difficult.   The Company’s current strategy anticipates growth and the Company deems it beneficial to be able to conduct business with this decreased quorum number.     To the extent that meetings are conducted with a quorum of 30%,  business can be accomplished with a vote of a majority of those shareholders present thus  having the effect of being able to conduct business with fewer common shares present and voting at shareholders meeting.   There are currently no transactions which management expects to present to shareholders that would be affected by this change in quorum.

The Amended and Restated Articles of Incorporation are filed as Exhibit 3.3 to Form 8-K filed January 22, 2014.

ACTION TWO

AUTHORIZE THE ISSUANCE OF MORE THAN 20% OF OUTSTANDING  SHARES

FOR THE PURPOSE OF ACQUIRING ASSETS

The Company has been reviewing certain additional assets for acquisition including but not limited to the acquisition of all of the assets of Global Energy Technology Group, Inc. which additional acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company.   The shareholders authorized any such issuance of shares necessary to complete this transaction or these transactions and approved them subject to resolution of the Board of Directions without further vote of the shareholders.  This resolution is considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

Reasons for authorizing the issuance of a number of shares greater than 20% is to allow the company to negotiate for and purchase larger, higher quality assets and assets that may themselves generate revenue,  using the common stock of the company as currency for the purchases.   There are  currently no definitive agreements in place by the Company for the purchase of such assets requiring this issuance of stock and thus there would be no immediate effect on shareholders.     There are no current plans to issue such shares. To the extent that the Company enters into such a transaction,  there may be a dilutive effect on existing shareholders to the extent that that  pro rata value of such assets is less than the share price of the Company’s common stock.

ACTION THREE

AUTHROIZE A CODE OF ETHICS

The Company authorized the adoption of a Code of Ethics which as set out and attached to the Form 8-K filed by the Company on January 22, 2014 providing for a code of ethical conduct for directors, officers and employees of the company.

Reasons for authorizing a Code of Ethics include the documentation of a level of conduct which the company expects of its Directors, Officers and Employees.    In addition as the Company expects to grow,   it expects  that it will list the Company’s common shares for trading on an exchange or trading platform which require the existence of a Code of Ethics for the listed Companies.

ACTION FOUR

AUTHORIZATION OF COMPANY OFFICERS AND DIRECTORS TO

IMPLEMENT THE RESOLUTIONS PASSED AND RATIFICATION OF ACTIONS TAKEN

The Company authorized officers of the Corporation, acting for and on behalf of the Corporation and in its corporate name, be, and each of them hereby to execute and deliver any and all agreements, documents and instruments, and to take any and all actions as they, or any of them, shall deem necessary, desirable or appropriate in order to effectuate the intent of these resolutions, all upon terms and conditions that they, or any of them, shall deem to be advisable and in the best interests of the Corporation, and in all cases the execution and delivery thereof or the taking of such actions by such person shall be conclusive evidence of the authorization and approval of the same hereby and it is further,  That the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

Reason for authorizing such actions was to provide officers and directors authority for the implementation of  actions pursuant to the actions set out in this Statement.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements.   You can identify forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” ‘intends,” “plans,”  “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us.   The company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate.   Accordingly, actual outcomes and results may differ materially  from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement.   The Company has not authorized any person to provide information other than that provided herein.  The Company has not authorized anyone to provide you with different information.  You should not assume that the Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copies at the public reference facilities maintained at the Commission at 100 F Street N.E., Washington, D.C.  20549.   Copies of such material can be obtained upon written request addressed to the commission, Public Reference Section, 100 F Street N.E., Washington, D.C.  20549 at prescribed rates.  The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors

January 23, 2014

/s/ Perry Douglas West

Perry Douglas West, Chairman and

Chief Executive Officer